DELAWARE VIP® TRUST
Nomura VIP Opportunity Series

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP Smid Cap Core Series

(together, the “Series”)

Supplement to the Series’ Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, each dated April 30, 2026, as amended

Nomura VIP Opportunity Series

Effective immediately, the following replaces the section of the Series’ Statutory Prospectus entitled “Series Summaries — Nomura VIP Opportunity Series — Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
David Reidinger	Managing Director, Head of US Core Equity	October 2019
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	October 2019
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	October 2019
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2024
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	March 2026
William Mitchell III	Executive Director, Portfolio Manager - US Core Equity	March 2026
Eric Li Cheung	Executive Director, Portfolio Manager - US Core Equity	September 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Effective immediately, the following replaces the corresponding information in the section of the Series’ Statutory Prospectus entitled “Who manages the Series — Portfolio managers — Nomura VIP Opportunity Series:”

David Reidinger, Christopher Adams, Michael Morris, Christina Van Het Hoen, Chad Bolen, William Mitchell III, and Eric Li Cheung have primary responsibility for making day-to-day investment decisions for the Series.

Nomura VIP Smid Cap Core Series

Effective immediately, the following replaces the section of the Series’ Statutory Prospectus entitled “Series Summaries — Nomura VIP Smid Cap Core Series — Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
David Reidinger	Managing Director, Head of US Core Equity	November 2021
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2024
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	March 2026
William Mitchell III	Executive Director, Portfolio Manager - US Core Equity	March 2026
Eric Li Cheung	Executive Director, Portfolio Manager - US Core Equity	September 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Effective immediately, the following replaces the corresponding information in the section of the Series’ Statutory Prospectus entitled “Who manages the Series — Portfolio managers — Nomura VIP Smid Cap Core Series:”

David Reidinger, Christopher Adams, Michael Morris, Christina Van Het Hoen, Chad Bolen, William Mitchell III, and Eric Li Cheung have primary responsibility for making day-to-day investment decisions for the Series.

Effective immediately, the following replaces the corresponding information in section of the Series' Statutory Prospectus entitled “Who manages the Series — Portfolio managers:”

William Mitchell III
Executive Director, Portfolio Manager – US Core Equity

Will is a Portfolio Manager for the US Core Equity Team at Nomura Asset Management International, a role he assumed in March 2026. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Will performs analysis and research to support the portfolios managed by the investment team, which he joined in July 2023. Prior to Macquarie, Will was an Analyst at Manning & Napier from June 2014 to January 2023, focusing on the research and analysis of companies in the finance, healthcare, technology, and transportation sectors. Prior to that, Will worked as a Research Associate at Citigroup, where he covered companies in the basic materials sector. Will earned a Bachelor of Science in finance with a minor in economics from Niagara University.

Effective immediately, the following is added in alphabetical order to the section of the Series' Statutory Prospectus entitled “Who manages the Series — Portfolio managers:”

Eric Li Cheung
Executive Director, Portfolio Manager – US Core Equity

Eric is a Portfolio Manager for the US Core Equity Team at Nomura Asset Management International, a role he assumed in August 2026. He performs analysis and research to support the portfolios managed by the investment team. Prior to joining Nomura Asset Management, Eric was an Executive Director and Senior Equity Analyst at J.P. Morgan Asset Management from May 2022 to June 2026. In this role, he led sector coverage of software and cybersecurity companies and was responsible for research, analysis, and primary decision making for the software discretionary sleeve of the firm’s U.S. Analyst Fund. Prior to J.P. Morgan, Eric held technology analyst roles at Bessemer Trust, Neuberger Berman, Jefferies, and MAK Capital. Eric received a Bachelor of Arts in economics and music, with honors, from Stanford University and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Effective immediately, the following information is added to the chart in the section of the Series’ Statement of Additional Information entitled, “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Eric Li Cheung*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
* As of August 31, 2026

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated September 2, 2026.